UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 1, 2019

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq global select market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, BioCryst Pharmaceuticals, Inc. (the “Company”) announced that the Company has appointed Megan Sniecinski, M.B.A., to the position of Chief Business Officer.

Prior to joining the Company, Ms. Sniecinski, 38, served as Senior Vice President of Business Operations and Program Management at PTC Therapeutics, Inc. (“PTC”), a global biopharmaceutical company, from 2017 to 2019, and as Vice President, Business Operations at PTC from 2014 to 2017.  Prior to joining PTC, Ms. Sniecinski held various positions at Merck & Co., Inc., a global health care company, from 2002 to 2014, most recently as Chief of Staff to the President and Director of Business Development and Strategic Partnerships with Merck Vaccines.  Ms. Sniecinski holds a B.S. in Chemical Engineering from the University of Virginia and an Executive M.B.A. from the Wharton School at the University of Pennsylvania.

Ms. Sniecinski will receive a base salary of $450,000 annually, with a target percentage under the Company’s Annual Incentive Plan (“AIP”) of 40% of base salary.  In addition, on July 1, 2019, pursuant to the Company’s Inducement Equity Incentive Plan, the Compensation Committee of the Company’s Board of Directors granted to Ms. Sniecinski options to purchase 500,000 shares of the Company’s common stock, 150,000 of which will vest on the first anniversary of her start date and the remainder of which will vest in three equal annual installments, beginning on the second anniversary of her start date.

Ms. Sniecinski does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On July 1, 2019, the Company issued a news release announcing the events described in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 1, 2019 entitled “BioCryst Appoints Megan Sniecinski Chief Business Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: July 1, 2019	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer